Cash Dividend	12 Months Ended
Dec. 31, 2021
Cash Dividend
Cash Dividend

15.Cash Dividend

In November 2019, the Group approved a cash dividend in the total amount of approximately US$100 million on its outstanding shares as of the close of trading on January 10, 2020. Such dividend of RMB678 was recorded as dividends payable as of December 31, 2019, and fully paid in February 2020.

The Group did not declare cash dividend to its shareholders in 2020 and 2021.

On March 03, 2022, the Group approved and declared a cash dividend of US$0.021 per ordinary share on its outstanding shares as of the close of trading on March 24, 2022. Such dividend of US$68 million was fully paid in April 2022.